TURTLE BEACH CORPORATION APPOINTS
MARK WEINSWIG CHIEF FINANCIAL OFFICER

WHITE PLAINS, N.Y. – January 27, 2025 - Turtle Beach Corporation (Nasdaq: TBCH), a leading gaming accessories provider, today announced the appointment of Mark Weinswig as Chief Financial Officer effective February 3, 2025.
Mr. Weinswig brings over 25 years of extensive financial leadership experience to Turtle Beach. Most recently, he served as CFO at Ouster following its merger with Velodyne Lidar, where he successfully led the development and implementation of integration strategies, resulting in significant cost savings and operational efficiencies. He’s previously held CFO positions at other companies, including Avinger, EMCORE and Avanex, where he consistently delivered improved financial performance and strategic growth.
"We’re excited to welcome Mark to the Turtle Beach team. His wealth of experience in financial leadership across multiple publicly traded companies makes him an ideal fit for our organization,” said Cris Keirn, CEO, Turtle Beach Corporation. “Mark’s proven track record of driving financial performance and strategic initiatives will be invaluable as we continue executing our growth strategy and enhancing shareholder value. We look forward to his contributions and leadership."
Mr. Weinswig holds an MBA from Santa Clara University and a BS in Accounting from Indiana University. He has held both Certified Public Accountant and Chartered Financial Analyst designations.
"I’m thrilled to join Turtle Beach as the new Chief Financial Officer. Together, we will continue delivering cutting-edge products, while also maximizing value for our shareholders. I look forward to contributing to Turtle Beach’s exciting future, and building on its legacy of excellence,” said Mr. Weinswig.
Mr. Weinswig succeeds John Hanson, who will move into to a senior advisor role for the next six months to ensure a smooth and effective transition.
"We are deeply grateful to John for his significant contributions to Turtle Beach during his tenure," added Cris Keirn. "His leadership and dedication over the years has been  instrumental in our success, and we’re pleased that he will continue providing his expertise as a senior advisor during this transition period. We wish him all the best in his retirement."

About Turtle Beach Corporation
Turtle Beach Corporation (the “Company”) (www.turtlebeachcorp.com) is one of the world’s leading gaming accessories providers. The Company’s namesake Turtle Beach brand (www.turtlebeach.com) is known for designing best-selling gaming headsets, top-rated game controllers, award-winning PC gaming peripherals, and groundbreaking gaming simulation accessories. Innovation, first-to-market features, a broad range of products for all types of gamers, and top-rated customer support have made Turtle Beach a fan-favorite brand and the market leader in console gaming audio for over a decade. Turtle Beach Corporation acquired Performance Designed Products (www.pdp.com) in 2024. Turtle Beach’s shares are traded on the Nasdaq Exchange under the symbol: TBCH.

Cautionary Note on Forward-Looking Statements
This press release includes forward-looking information and statements within the meaning of the federal securities laws. Except for historical information contained in this release, statements in this release may constitute forward-looking statements regarding assumptions, projections, expectations, targets, intentions, or beliefs about future events. Statements containing the words “may”, “could”, “would”, “should”, “believe”, “expect”, “anticipate”, “plan”, “estimate”, “target”, “goal”, “project”, “intend” and similar expressions, or the negatives thereof, constitute forward-looking statements. Forward-looking statements are only predictions and are not guarantees of performance. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. The inclusion of such information should not be regarded as a representation by the Company, or any person, that the objectives of the Company will be achieved. Forward-looking statements are based on management’s current beliefs and expectations, as well as assumptions made by, and information currently available to, management.

While the Company believes that its expectations are based upon reasonable assumptions, there can be no assurances that its goals and strategy will be realized. Numerous factors, including risks and uncertainties, may affect actual results and may cause results to differ materially from those expressed in forward-looking statements made by the Company or on its behalf. Some of these factors include, but are not limited to, risks related to logistic and supply chain challenges and costs, the substantial uncertainties inherent in the acceptance of existing and future products, the difficulty of commercializing and protecting new technology, the impact of competitive products and pricing, general business and economic conditions, risks associated with the expansion of our business including the integration of any businesses we acquire and the integration of such businesses within our internal control over financial reporting and operations, our indebtedness, liquidity, and other factors discussed in our public filings, including the risk factors included in the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, and the Company’s other periodic reports filed with the Securities and Exchange Commission. Except as required by applicable law, including the securities laws of the United States and the rules and regulations of the Securities and Exchange Commission, the Company is under no obligation to publicly update or revise any forward-looking statement after the date of this release whether as a result of new information, future developments or otherwise.

CONTACTS
Investors:
tbch@icrinc.com
(646) 277-1285

Public Relations & Media:
MacLean Marshall
Sr. Director, Global Communications
Turtle Beach Corporation
(858) 914-5093
maclean.marshall@turtlebeach.com